Exhibit 99.1

Barnes & Noble Education Announces Milestone Transactions to Significantly Strengthen Balance Sheet and Advance Industry Leading Services for Institutions and Students

BNED to Receive $95 Million of New Capital Through $50 Million Equity Investment and $45 Million Fully Backstopped Equity Rights Offering Led by Immersion Corporation

Eliminates Approximately $34 Million of Debt Through Equitization of Second Lien Term Loan, Reflecting Strong Support of Key Strategic Partners

Secures Commitment to Refinance Four-Year Asset Backed Loan Facility to Provide Greater Financial and Operational Flexibility

BASKING RIDGE, N.J. – (BUSINESSWIRE) – April 16, 2024 – Barnes & Noble Education, Inc. (NYSE: BNED) (“BNED” or the “Company”), a leading solutions provider for the education industry, today announced that it has entered into a definitive agreement with Immersion Corporation (NASDAQ: IMMR) (“Immersion”), and certain of the Company’s existing shareholders and strategic partners, on the terms of new equity and refinancing transactions that will significantly strengthen BNED’s long-term financial position. The proposed transactions, which are subject to shareholder approval and other closing conditions, will enable the Company to substantially deleverage its balance sheet, continue to strategically invest in innovation, and operate from a position of strength.

Upon close, which is expected in June 2024:

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BNED will receive gross proceeds of $95 million of new equity capital through a $50 million new equity investment (the “Private Investment”) led by Immersion and a $45 million fully backstopped equity rights offering (the “Rights Offering”); the transactions are expected to infuse approximately $75 million of net cash proceeds after transaction costs;

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The Company’s existing second lien lenders, affiliates of Fanatics, Lids, and VitalSource Technologies (“VitalSource”) (collectively, the “Second Lien Lenders”), will convert approximately $34 million of outstanding principal and any accrued and unpaid interest into BNED Common Stock; and

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The Company has received commitments to refinance its existing asset backed loan facility, pursuant to an agreement with its first lien holders, providing the Company with access to a $325 million facility (the “ABL Facility”) maturing in 2028. The refinanced ABL Facility will meaningfully enhance BNED’s financial flexibility and reduce its annual interest expense.

“Today’s announcement marks a significant milestone in our strategic review process and, we believe, represents the best path forward for our shareholders, employees and the students, institutions, alumni, fans, and communities we serve,” said Michael Huseby, Chief Executive Officer, BNED. “BNED is a critical part of the education ecosystem, and we are confident that this transaction will allow us to grow our business profitably as we enhance our market leading offerings and build on the strong momentum of First Day and our other key programs.”

“With a stronger financial foundation, we will be well positioned to advance our industry leadership by continuing our focus on delivering innovative solutions, an unmatched merchandise assortment, and the best-in-class omnichannel customer experience for our valued school partners,” said, Jonathan Shar, Executive Vice President, BNED Retail and President, Barnes and Noble College.

Rights Offering and Private Investment

Through the Rights Offering, BNED plans to issue up to 900,000,000 shares of its Common Stock at a cash subscription price (the “Subscription Price”) of $0.05 per share. In the Rights Offering, BNED will distribute to each holder of its Common Stock on the record date one non-transferable Right, for every share of Common Stock owned by such holder on the record date, and each Subscription Right will entitle the holder to purchase the number of shares of Common Stock determined by dividing 900,000,000 by the total number of shares of Common Stock outstanding on the record date. Each holder that fully exercises their Subscription Rights will be entitled to Over-Subscription Rights to subscribe for additional shares of Common Stock that remain unsubscribed as a result of any unexercised Subscription Rights, which allows such holder to subscribe for additional shares of Common Stock up to the number of shares purchased under such holder’s basic Subscription Right at $0.05 per share. Pursuant to the terms and conditions of the Purchase Agreement, if any Subscription Rights remain unexercised upon the expiration of the Rights Offering after accounting for all Over-Subscription Rights exercised, the standby purchasers will collectively purchase, at the Subscription Price, up to $45 million in shares of Common Stock not subscribed for by the Company’s stockholders (the “Backstop Commitment”).

Upon closing of the Rights Offering and in addition to the Backstop Commitment, investors led by Immersion, have agreed through the Private Investment to purchase an aggregate of $50 million in shares of the Company’s Common Stock, at the Subscription Price, in a private placement exempt from the registration requirements under the Securities Act of 1933, as amended. The Company intends to use approximately $20 million of the proceeds from the Rights Offering and Private Investment to fund transaction-related costs.

Debt Conversion

The Company maintains the strong support of its Second Lien Lenders, who will convert all outstanding principal and any accrued and unpaid interest, totaling approximately $34 million under the Term Credit Agreement (the “Debt Amount”) into a number of new shares of Common Stock equal to the quotient of the Debt Amount divided by the Subscription Price (the “Debt Conversion”).

New ABL Credit Facility

In conjunction with the close of the Rights Offering and Private Investment, BNED has received commitments to refinance its existing ABL Facility pursuant to an agreement with its first lien holders. The new $325 million ABL Facility will mature in June 2028 and will eliminate or modify the existing debt covenants to provide greater financial and operating flexibility.

The ABL Facility will initially have an applicable margin with respect to the interest rate of 3.50% per annum, in the case of interest accruing based on a Secured Overnight Financing Rate, and 2.5%, in the case of interest accruing based on an alternative base rate. Following the one-year anniversary, the applicable margin shall be reduced one time by 25 basis points per annum if certain financial metrics are met.

Credit Amendment

On April 16, 2024, BNED also entered into an amendment (the “12th Amendment”) to its credit agreement to amend certain financial covenants to provide additional financial flexibility ahead of the transactions expected closing date in June 2024.

Other Important Information

The issuance and sale of shares of Common Stock pursuant to the Rights Offering, the Backstop Commitment, the Private Investment and the Debt Conversion (collectively, the “Transactions”), is subject to, among other things, the approval of our stockholders at a special meeting (the “Special Meeting”). If the issuance and sale of our Common Stock pursuant to the Transactions is not approved at the Special Meeting, then the Rights Offering will be cancelled and the Transactions will be terminated. The Company will file a Registration Statement relating to the Rights Offering with the U.S. Securities and Exchange Commission (“SEC”) by April 18, 2024. The Company reserves the right to cancel or terminate the Rights Offering at any time. This press release does not constitute an offer to sell or the solicitation of an offer to buy any Subscription Rights or any other securities to be issued in the Rights Offering or any related transactions, nor shall there be any offer, solicitation or sale of Subscription Rights or any other securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Additional information regarding the Transactions can be found in the Form 8-K to be filed with the SEC. Additional information regarding the Short-Term Stockholder Rights Plan approved by the Company’s Board of Directors is available in a separate press release filed by the Company on April 16, 2024.

This press release does not and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction. Any offer, if at all, will be made only by means of a prospectus, including a prospectus supplement, forming a part of the effective registration statement.

Advisors

Paul Hastings LLP is serving as legal advisor and Houlihan Lokey, Inc. and Berkeley Research Group, LLC are serving as financial advisors to BNED. Pillsbury Winthrop Shaw Pittman LLP is serving as legal advisor and BTIG LLC is serving as financial advisor to Immersion Corporation.

About Barnes & Noble Education, Inc.

Barnes & Noble Education, Inc. (NYSE: BNED) is a leading solutions provider for the education industry, driving affordability, access and achievement at hundreds of academic institutions nationwide and ensuring millions of students are equipped for success in the classroom and beyond. Through its family of brands, BNED offers campus retail services and academic solutions, wholesale capabilities and more. BNED is a company serving all who work to elevate their lives through education, supporting students, faculty and institutions as they make tomorrow a better, more inclusive and smarter world. For more information, visit www.bned.com.

BNED Contact – Media and Investors

Hunter Blankenbaker

Vice President – Corporate Communications and Investor Relations

(908) 991-2776

hblankenbaker@bned.com

Forward Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and information relating to us and our business that are based on the beliefs of our management as well as assumptions made by and information currently available to our management. When used in this communication, the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “will,” “forecasts,” “projections,” and similar expressions, as they relate to us or our management, identify forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this press release may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Such statements reflect our current views with respect to future events, the outcome of which is subject to certain risks, including, among others: the completion, timing, size and use of proceeds of the Transactions and refinancing; the approval by our stockholders of the Transactions at the Special Meeting; the amount of our indebtedness and ability to comply with covenants applicable to current and /or any future debt financing; our ability to satisfy future capital and liquidity requirements; our ability to continue as a going concern; our ability to access the credit and capital markets at the times and in the amounts needed and on acceptable terms; our ability to maintain adequate liquidity levels to support ongoing inventory purchases and related vendor payments in a timely manner; our ability to attract and retain employees; the pace of equitable access adoption in the marketplace is slower than anticipated and our ability to successfully convert the majority of our institutions to our BNC First Day® equitable and inclusive access course material models or successfully compete with third parties that provide similar equitable and inclusive access solutions; the United States Department of Education has recently proposed regulatory changes that, if adopted as proposed, could impact equitable and inclusive access models across the higher education industry; the strategic objectives, successful integration, anticipated synergies, and/or other expected potential benefits of various strategic and restructuring initiatives, may not be fully realized or may take longer than expected; dependency on strategic service provider relationships, such as with VitalSource Technologies, Inc. and the Fanatics Retail Group Fulfillment, LLC, Inc. (“Fanatics”) and Fanatics Lids College, Inc. D/B/A “Lids” (“Lids”), and the potential for adverse operational and financial changes to these strategic service provider relationships, may adversely impact our business; non-renewal of managed bookstore, physical and/or online store contracts and higher-than-anticipated store closings; decisions by colleges and universities to outsource their physical and/or online bookstore operations or change the operation of their bookstores; general competitive conditions, including actions our competitors and content providers may take to grow their businesses; the risk of changes in price or in formats of course materials by publishers, which could negatively impact revenues and margin; changes to purchase or rental terms, payment terms, return policies, the discount or margin on products or other terms with our suppliers; product shortages, including decreases in the used textbook inventory supply associated with the implementation of publishers’ digital offerings and direct to student textbook consignment rental programs; work stoppages or increases in labor costs; possible increases in shipping rates or interruptions in shipping services; a decline in college enrollment or decreased funding available for students; decreased consumer demand for our products, low growth or declining sales; the general economic environment and consumer spending patterns; trends and challenges to our business and in the locations in which we have stores; risks associated with operation or performance of MBS Textbook Exchange, LLC’s point-of-sales systems that are sold to college bookstore customers; technological changes, including the adoption of artificial intelligence technologies for educational content; risks associated with counterfeit and piracy of digital and print materials; risks associated with the potential loss of control over personal information; risks associated with the potential misappropriation of our intellectual property; disruptions to our information technology systems, infrastructure, data, supplier systems, and customer ordering and payment systems due to computer malware, viruses, hacking and phishing attacks, resulting in harm to our business and results of operations; disruption of or interference with third party service providers and our own proprietary technology; risks associated with the impact that public health crises, epidemics, and pandemics, such as the COVID-19 pandemic, have on the overall demand for BNED products and services, our operations, the operations of our suppliers, service providers, and campus partners, and the effectiveness of our response to these risks; lingering impacts that public health crises may have on the ability of our suppliers to manufacture or source products, particularly from outside of the United States; changes in applicable domestic and international laws, rules or regulations, including, without limitation, U.S. tax reform, changes in tax rates, laws and regulations, as well as related guidance; changes in and enactment of applicable laws, rules or regulations or changes in enforcement practices including, without limitation, with regard to consumer data privacy rights, which may restrict or prohibit our use of consumer personal information for texts, emails, interest based online advertising, or similar marketing and sales activities; adverse results from litigation, governmental investigations, tax-related proceedings, or audits; changes in accounting standards; and the other risks and uncertainties detailed in the section titled “Risk Factors” in Part I—Item 1A in our Annual Report on Form 10-K for the fiscal year ended April 29, 2023. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those described as anticipated, believed, estimated, expected, intended or planned. Subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements in this paragraph. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this press release.

Additional Information Regarding the Special Meeting and Where to Find It

The Company intends to file a proxy statement and proxy card with the SEC in connection with its solicitation of proxies for the Special Meeting. THE COMPANY’S STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (AND ANY AMENDMENTS AND

SUPPLEMENTS THERETO) AND ACCOMPANYING PROXY CARD WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain the proxy statement, any amendments or supplements to the proxy statement and other documents as and when filed by the Company with the SEC without charge from the SEC’s website at www.sec.gov.

Certain Information Regarding Participants

The Company, its directors and certain of its executive officers and employees may be deemed participants in connection with the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at the Special Meeting. Information regarding the direct and indirect interests, by security holdings or otherwise, of the Company’s directors and executive officers in the Company is included in the Company’s Proxy Statement on Schedule 14A for its 2023 annual meeting of stockholders under the heading “Security Ownership of Certain Beneficial Owners and Management” filed with the SEC on August  25, 2023, which can be found through the SEC’s website at https://www.sec.gov/ix?doc=/Archives/edgar/data/0001634117/000114036123041294/ny20009569x1_def 14a.htm. Changes to the direct or indirect interests of BNED’s directors and executive officers are set forth in SEC filings on Initial Statements of Beneficial Ownership on Form 3 (filed with the SEC on September  21, 2023, September  21, 2023 and September  21, 2023, respectively) and Statements of Change in Ownership on Form 4 (filed with the SEC on September  26, 2023, September  26, 2023, September  26, 2023, September  26, 2023, November  21, 2023 and December 18, 2023, respectively), which can be found through the hyperlinks or the SEC’s website at www.sec.gov. Additional information is available in the Company’s Annual Report on Form 10-K for the year ended April 29, 2023, filed with the SEC on July  31, 2023, available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1634117/000163411723000032/bned-20230429.htm, and the Company’s Current Reports on Form 8-K, filed with the SEC on May 1, 2023, August 11, 2023, September 6, 2023, September 14, 2023, October 5, 2023 and February 6, 2024, which can also be found through the SEC’s website at www.sec.gov. More detailed and updated information regarding the identity of these potential participants and their direct or indirect interests of the Company, by security holdings or otherwise, will be set forth in the proxy statement for the Special Meeting and other materials to be filed with the SEC. These documents, when filed, can be obtained free of charge from the sources indicated above.